UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011 (November 16, 2011)

ARCLAND ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Preston Road, Suite 210

Dallas, TX 75248

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 774-4820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 13, 2011, Arcland Energy Corp. issued a press release regarding the registration status of its securities, a copy of which is furnished as Exhibit 99.1 to this report.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under that Act or the Securities Act of 1933, except as expressly referenced in this filing.

Item 8.01	Other Items

On November 16, 2011, the SEC revoked the registration of each class of Arcland’s registered securities by issuing an Order under Section 12(j) of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number:	Description:

99.1	Press Release Dated December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcland Energy Corporation

December 13, 2011	By:	/s/ Rafael Pinedo
	Name:	Rafael Pinedo
	Title:	Chairman